Ex. 16

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, her true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in her capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Laura D. Alter
Laura D. Alter

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Jerome J. Klingenberger
Jerome J. Klingenberger

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Walter D. Fitzgerald
Walter D. Fitzgerald

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ John G. Kyle
John G. Kyle

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ John F. Lesch
John F. Lesch

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Sean Lowry
Sean Lowry

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Elwood P. Walmsley
Elwood P. Walmsley

POWER OF ATTORNEY

KEELEY FUNDS, INC.

KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of the Keeley Funds, Inc. (the “Corporation”), does hereby constitute and appoint Robert M. Kurinsky and Kevin M. Keeley, and each of them, his true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 19th day of November, 2015.

/s/ Brien O’Brien
Brien O’Brien